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                                                                  EXHIBIT 10.60



                     ACKNOWLEDGMENT AND ASSUMPTION AGREEMENT


     ACKNOWLEDGMENT AND ASSUMPTION AGREEMENT (the "Agreement"), dated as of September 20, 2000 among American Mutual Holding Company ("AMHC"), an Iowa corporation, and The Chase Manhattan Bank, as Administrative Agent for the Banks. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.


                              W I T N E S S E T H:
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     WHEREAS, AmerUs Life Holdings, Inc. ("ALH"), an Iowa corporation, the lending institutions from time to time party thereto (the "Banks") and The Chase Manhattan Bank, as Administrative Agent (together with the Banks, the "Bank Creditors"), have entered into a Credit Agreement, dated as of October 23, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement") providing for the making of Loans to the Borrower referred to therein, all as contemplated therein;

     WHEREAS, ALH has consummated a transaction pursuant to which ALH and AMHC have merged (the "Merger") on the terms and conditions contained in Section 7.02(j) of the Credit Agreement, with AMHC as the surviving entity of the Merger;

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto desire that AMHC expressly assume all of the Borrower's rights, obligations, duties and liabilities under (i) the Credit Agreement, (ii) the Notes and (iii) each other Credit Document;


     NOW, THEREFORE, it is agreed:

     1. AMHC hereby expressly assumes all rights, obligations, duties and liabilities of the Borrower under the Credit Agreement, the Notes issued thereunder and the other Credit Documents.

     2. Upon the effectiveness of this Agreement, all references in the Credit Agreement to the "Borrower" shall be deemed to be references to AMHC.

     3. To induce the Administrative Agent to enter into this Agreement, AMHC hereby represents, warrants and agrees as follows:



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     a) on the date hereof and after giving effect to AMHC's execution and delivery of this Agreement, all representations and warranties contained in each of the Credit Documents are true and correct in all material respects and no Default or Event of Default is in existence;

     b) on and after the date hereof, AMHC will fully and faithfully perform all obligations (including payment obligations and compliance with all covenants) of the "Borrower" under the Credit Agreement and the Notes delivered pursuant thereto and will fully and faithfully perform all of its obligations under any other Credit Documents executed and delivered by it or the Borrower; and

     c) all conditions set forth in Section 7.02(j) of the Credit Agreement have been satisfied.

     4. This Agreement shall become effective as of the date first above written, when each of the parties hereto shall have executed a copy hereof and shall have delivered the same to the Administrative Agent.

     5. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with AMHC and the Administrative Agent.

     6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.



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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as the date first above written.



                            AMERICAN MUTUAL HOLDING COMPANY



                            By: /s/ Roger K. Brooks
                                -----------------------------------------------
                                Name:   Roger K. Brooks
                                Title:  Chairman, President and
                                        Chief  Executive Officer



                            THE CHASE MANHATTAN BANK, as Administrative Agent



                            By: /s/ Helen L. Newcomb
                                -----------------------------------------------
                                Name:   Helen L. Newcomb
                                Title:  Vice President

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